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                                                                    EXHIBIT 10.2


                      SECOND CONSENT, WAIVER AND AMENDMENT

                                                                January 14, 1997

NATIONAL PROPANE, L.P.
Suite 1700
IES Tower
200 First Street
Cedar Rapids, Iowa 52401

Ladies and Gentlemen:

     Reference is hereby made to (i) the Credit Agreement dated as of June 25, 1996 by and among National Propane, L.P. (the "Company"), The First National Bank of Boston, as Administrative Agent and a Lender (the "Administrative Agent"), Bank of America NT & SA, as a Lender, and BA Securities, Inc., as Syndication Agent (as amended, the "Credit Agreement"); (ii) the several Note Agreements each dated as of June 26, 1996 among the Company, National Propane Corporation, National Propane SGP, Inc. and the investors named therein (the "Note Holders") (as amended, the "Note Agreements"); (iii) that certain Letter dated as of July 2, 1996 of the Company, accepted and agreed to by the Administrative Agent and incorporated in the Note Agreements as Exhibit R thereto (the "Side Letter"); (iv) the Intercreditor and Trust Agreement dated as of June 26, 1996 among the Company, National Propane Partners, L.P., National Propane Corporation, The Bank of New York, as Trustee (the "Trustee"), the Note Holders, the Banks party thereto and certain other parties party thereto from time to time (the "Trust Agreement"); (v) the Pledge and Security Agreement dated as of June 26, 1996 among the Company, National Propane Corporation, the Trustee, and other parties thereto from time to time (as amended, the "Security Agreement"); and (vi) the Consent, Waiver and Amendment dated as of November 5, 1996 by the Lenders (as defined in the Credit Agreement), the Administrative Agent, the Noteholders and the Trustee and accepted by National Propane. All capitalized terms not defined herein shall have the meanings assigned to them in the Credit Agreement and the Note Agreements.

     Section 6.14(a) of the Credit Agreement requires that the Company "deliver to the Trustee and the Administrative Agent within the six calendar months of the Closing Date" original certificates of title of the Company's motor vehicles and other rolling stock. Section 10.14(a) of the Note Agreements also requires that the


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Company "deliver to the Trustee and ... special counsel [to the Note Holders
(i.e., Debevoise & Plimpton)] within six calendar months of the date of the Closing" originals of such certificates of title.

     In addition, pursuant to Section 4.01(c) of the Security Agreement, the Company covenants that it "will cause the certificates of title to the motor vehicles and rolling stock set forth on Schedule 10 [to the Security Agreement] to have been ... delivered on or prior to six calendar months of the Closing Date by the applicable department of motor vehicles, [in order] to perfect the security interests granted to the Trustee in such motor vehicles and other rolling stock." Finally, pursuant to Section 4.23 of the Security Agreement, "[w]ithin six calendar months after the Closing Date," the Company covenants to deliver "to the Trustee a complete set of certificates of title to all of the motor vehicles and other rolling stock evidencing the perfected security interests of the Trustee."

     Under the laws of certain of the states in which the Company's motor vehicles and other rolling stock are located, such states do not issue certificates of title for certain motor vehicles and other rolling stock, such of those which were manufactured before a certain year (e.g., in New York, vehicles manufactured before 1973) or are of a certain type and weight (e.g., in New York, trailers with an unladen weight less than 1,000 lbs.)

     In addition, certificates of title for approximately 10 vehicles have not been delivered to the Trustee, the Administrative Agent and Debevoise & Plimpton because the appropriate departments of motor vehicles have indicated that liens to third parties remain on such vehicles (the "Encumbered Certificates"). Although the Company believes that these liens do not reflect any current indebtedness of the Company, it has not been able to contact the lien holders to arrange for the release of such liens.

     Finally, although the Company has complied with the other requirements of the Credit Agreement, the Note Agreements, the Security Agreement and the Side Letter pertaining to the granting and perfection of security interests in the Company's motor vehicles and other rolling stock, and despite the Company's best efforts, certificates of title for approximately 10% of the Company's motor vehicles and other rolling stock have not been returned to the Company or delivered to the Trustee by the appropriate departments of motor vehicles within six calendar months of the Closing Date (such certificates of title, the "Outstanding Certificates"). The Company hereby represents that it has filed all Outstanding Certificates with the appropriate departments of motor vehicles.

     Accordingly, for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, each of the undersigned Note Holders, each of the undersigned Lenders and the Trustee hereby agree, consent, waive and



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amend all provisions of the Credit Agreement, the Note Agreements, the Security
Agreement and each other Operative Agreement to give effect to the following:


     1. The Company shall not be required to obtain or deliver to the Trustee, the Administrative Agent or Debevoise & Plimpton any certificate of title for any motor vehicle or other rolling stock of the Company for which no such certificate of title is issued pursuant to the laws of the state in which such certificate of title is issued pursuant to the laws of the state in which such motor vehicle or other rolling stock is registered; and

     2. The Company shall use its reasonable best efforts to deliver, or to cause to be delivered, as soon as possible, to the Trustee, the Administrative Agent and Debevoise & Plimpton, any Encumbered Certificates, free and clear of any third party liens, and any Outstanding Certificates, in all cases reflecting liens granted in the name of the Trustee.


     In addition, the undersigned Note Holders, Lenders and Trustee hereby waive any Default, Potential Event of Default or Event of Default resulting from the failure of the Company to take the actions referred to in the foregoing paragraph on or prior to the dates required therefor in the Credit Agreement, the Note Agreements and the Security Agreement, provided, that the Company (i) promptly takes any additional steps, if any, necessary or reasonably requested by the Trustee to perfect the security interests granted in all of the Company's uncertificated motor vehicles and other rolling stock and (ii) continues to use its reasonable best efforts to deliver, or to cause to be delivered to the Trustee, the Administrative Agent and Debevoise & Plimpton, any Encumbered Certificates and Outstanding Certificates have been delivered in accordance with clause 2 of the preceding paragraph.

     Each of the Note Holders represents and warrants to the Company that it is the registered owner of the principal amount of Notes set forth below its name on the signature pages thereto. Each of the Lenders represents and warrants to the Company that it is the holder of the aggregate principal amount of outstanding Loans, aggregate amount of letter of credit exposure and aggregate amount of unused Commitments set forth below its name on the signature pages thereto.

     This Second Consent, Waiver and Amendment shall become effective as of the date first above written when the Company shall have received counterparts of this Second Consent, Waiver and Amendment that, when taken together, bear the signatures of the Company, the Required Holders, the Required Lenders, the Requisite Percentage and the Trustee.

     This Second Consent, Waiver and Amendment shall be governed by and construed in accordance with the laws of the State of New York.


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     This Second Consent, Waiver and Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute the same instrument.

     If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below.

                                        Very Truly yours,


                                        REQUIRED LENDERS:

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:
                                           _____________________________________
                                           Name:
                                           Title:
                                           Principal Amount of outstanding
                                           Loans: $1,049,090.90
                                           Aggregate amount of Letter of Credit
                                              Exposure: $0.00
                                           Aggregate amount of Unused
                                              Commitments: $18,950,909.10



                                        BANK OF AMERICA NT & SA

                                        By:
                                           _____________________________________
                                           Name:
                                           Title:
                                           Principal Amount of outstanding
                                             Loans: $1,049,090.90
                                           Aggregate amount of Letter of Credit
                                              Exposure: $0.00
                                           Aggregate amount of Unused
                                              Commitments: $18,950,909.10


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     This Second Consent, Waiver and Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute the same instrument.

     If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below.

                                        Very Truly yours,


                                        REQUIRED LENDERS:

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By: /s/ Michael P. Hannon
                                           _____________________________________
                                           Name: Michael P. Hannon
                                           Title: Director
                                           Principal Amount of outstanding
                                           Loans: $1,049,090.90
                                           Aggregate amount of Letter of Credit
                                              Exposure: $0.00
                                           Aggregate amount of Unused
                                              Commitments: $18,950,909.10




                                        BANK OF AMERICA NT & SA

                                        By:
                                           _____________________________________
                                           Name:
                                           Title:
                                           Principal Amount of outstanding
                                             Loans: $1,049,090.90
                                           Aggregate amount of Letter of Credit
                                              Exposure: $0.00
                                           Aggregate amount of Unused
                                              Commitments: $18,950,909.10


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     This Second Consent, Waiver and Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute the same instrument.

     If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below.

                                        Very Truly yours,


                                        REQUIRED LENDERS:

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:
                                           _____________________________________
                                           Name:
                                           Title: Director
                                           Principal Amount of outstanding
                                           Loans: $1,049,090.90
                                           Aggregate amount of Letter of Credit
                                              Exposure: $0.00
                                           Aggregate amount of Unused
                                              Commitments: $18,950,909.10




                                        BANK OF AMERICA NT & SA

                                        By: [Signature]
                                           _____________________________________
                                           Name:
                                           Title:
                                           Principal Amount of outstanding
                                             Loans: $1,049,090.90
                                           Aggregate amount of Letter of Credit
                                              Exposure: $0.00
                                           Aggregate amount of Unused
                                              Commitments: $18,950,909.10


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                                      REQUIRED HOLDERS:

                                      CONNECTICUT GENERAL LIFE
                                      INSURANCE COMPANY


                                      By: CIGNA INVESTMENTS, INC.

                                      By: /s/ James G. Schelling
                                          _____________________________________
                                          Name: James G. Schelling
                                          Title: MANAGING DIRECTOR
                                          Principal Amount of Notes: $15,000,000


                                      CONNECTICUT GENERAL LIFE
                                      INSURANCE COMPANY, on behalf
                                      of its Separate Account 66

                                      By: CIGNA INVESTMENTS, INC.

                                      By: /s/ James G. Schelling
                                          _____________________________________
                                          Name: James G. Schelling
                                          Title: MANAGING DIRECTOR
                                          Principal Amount of Notes: $3,000,000


                                      LIFE INSURANCE COMPANY OF
                                      NORTH AMERICA

                                      By: CIGNA INVESTMENTS, INC.

                                      By: /s/ James G. Schelling
                                          _____________________________________
                                          Name: James G. Schelling
                                          Title: MANAGING DIRECTOR
                                          Principal Amount of Notes: $3,000,000


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                                      TEACHERS INSURANCE AND ANNUITY
                                        ASSOCIATION OF AMERICA


                                      By: /s/ John Litchfield
                                          _____________________________________
                                          Name: John Litchfield
                                          Title:DIRECTOR-PRIVATE PLACEMENTS
                                          Principal Amount of Notes: $21,000,000


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                              MIDWESTERN UNITED LIFE INSURANCE
                              COMPANY
                              Principal Amount of Notes: $2,000,000

                              PEERLESS INSURANCE  COMPANY
                              Principal Amount of Notes: $2,000,000

                              SECURITY LIFE OF DENVER INSURANCE
                              COMPANY
                              Principal Amount of Notes: $4,000,000

                                By: ING Investment Management, Inc. its Agent

                                      By: /s/ Fred C. Smith
                                          _____________________________________
                                          Name: Fred C. Smith
                                          Title: SVP and Managing Director


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                              GENERAL AMERICAN LIFE INSURANCE
                               COMPANY

                                By: Conning Asset Management Company

                                      By: [Signature]
                                          _____________________________________
                                          Name:
                                          Title:
                                          Principal Amount of Notes: $5,000,000

                                          J. Terri Tanaka
                                          Sr. Vice President
                                          Conning Asset Management, Co.



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                                      THE NORTHWESTERN MUTUAL LIFE
                                       INSURANCE COMPANY


                                      By: /s/ Richard A. Strait
                                          _____________________________________
                                          Name: Richard A. Strait
                                          Title: Vice President
                                          Principal Amount of Notes: $23,000,000


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                                      PRINCIPAL MUTUAL LIFE INSURANCE
                                       COMPANY

                                      By: [Signature]
                                          _____________________________________


                                      By: /s/ Clint Woods
                                          _____________________________________
                                          Name:  Clint Woods
                                          Title: Counsel
                                          Principal Amount of Notes: $13,000,000


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                                      TRUSTEE

                                      THE BANK OF NEW YORK,
                                      not in its individual capacity
                                      but solely as Trustee


                                      By: /s/ Mark G. Walsh
                                          _____________________________________
                                          Name:  Mark G. Walsh
                                          Title: Assistant Vice President



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                                      The foregoing Consent, Waiver
                                      and Acceptance is hereby accepted
                                      as of the date first written:

                                      NATIONAL PROPANE, L.P.


                                      By: National Propane Corporation
                                          its managing general partner

                                      By: /s/ C. David Watson
                                          _____________________________________
                                          Name:  C. David Watson
                                          Title: Senior Vice President-
                                                 Administration General Counsel